Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

MARCH 31, 2015

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Senior Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS

MARCH 31, 2015

	Page			Page
First Quarter Highlights	3		Debt Analysis	20	*
Investor Information	4	*	Debt Maturities	21	*
Equity Research Coverage	5		Market Summary	22	*
Financial and Operating Highlights	6	*	Property Listing	23-26	*
Guidance	7	*	Development and Redevelopment	27	*
Portfolio Summary	8	*	Capital Expenditures	28
Consolidated Balance Sheets	9		Lease Expirations	29
Consolidated Statements of Income	10		Expirations by Market	30	*
Balance Sheet / Income Statement Detail	11	*	Future Lease Commencements	31
FFO, CFFO and AFFO	12		20 Largest Tenants	32
FFO, CFFO and AFFO per Share	13		Leasing Activity	33	*
Reconciliation of EBITDA and Adjusted EBITDA	14		Leasing Data	34	*
Reconciliation of Net Operating Income	15		Square Footage Rollforward	35	*
Same Property Analysis	16	*	Acquisitions	36
Interest Expense and Coverage Ratios	17		Non-GAAP Financial Measure Definitions	37
Capital Structure	18	*	Definitions	38
Debt Summary	19

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with security breaches and other disruptions to the company’s information technology networks and related systems; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

*	New or changed page for Q1 2015 Supplement

FIRST QUARTER HIGHLIGHTS

MARCH 31, 2015

•

Demand throughout the company’s vibrant core innovation districts generated 780,800 square feet of gross leases during the quarter, including nearly 700,000 square feet of new leases as tenant relationships were formed or expanded with Biogen at 301 Binney Street in Cambridge, Massachusetts; Penn Presbyterian Medical Center at 3737 Market Street in Philadelphia; Stanford Health Care and Advanced Cell Diagnostics at the Pacific Research Center campus in the San Francisco Bay Area; Akamai Technologies and Reed Elsevier at 50 Hampshire Street in Cambridge, Massachusetts; and Juno Therapeutics at 217th Street in the Seattle market.

•

The company recaptured 313,000 square feet of space in three buildings in Cambridge, Massachusetts by terminating certain leases with Vertex Pharmaceuticals. The company received a $14 million termination payment and immediately commenced redevelopment of the Sidney Street and 40 Erie Street properties to meet the growing demand for lab space in this dynamic market.

•

Net gains totaling $11.0 million from the sale of equity investments in life science companies in the first quarter, with additional net gains totaling $43.8 million from the sale of an equity investment in a single life science company subsequent to the end of the quarter.

First quarter leasing comprised:

•	33 new leases totaling approximately 696,400 square feet, highlighted by new tenant relationships with:

•	Biogen for approximately 80,000 square feet at the company’s 301 Binney Street property in Cambridge, Massachusetts;

•	Penn Presbyterian Medical Center for approximately 56,200 square feet at the 3737 Market Street building in Philadelphia.

•	Stanford Health Care for approximately 138,000 square feet and Advanced Cell Diagnostics for approximately 35,100 square feet at the company’s Pacific Research Center in the San Francisco Bay Area;

•	Akamai Technologies for approximately 67,000 square feet and Reed Elsevier for approximately 33,500 square feet at the 50 Hampshire Street property in Cambridge, Massachusetts; and

•	Juno Therapeutics for approximately 67,800 square feet at the 217th Street property in Bothell, Washington.

Total revenues for the first quarter were approximately $178. 0 million, compared to approximately $168.9 million for the same period in 2014. Rental revenues for the first quarter were approximately $117.5 million.

•	CFFO and FFO, calculated in accordance with standards established by NAREIT, for the first quarter were $0.41 per diluted share for the quarter. These amounts include:

•

The benefit of $16.2 million in lease termination revenue added approximately $0.08 per diluted share, including fees received from Vertex Pharmaceuticals. Lease termination revenues associated with first quarter lease terminations, net of those previously disclosed at 50 Hampshire and 650 East Kendall which collectively amount to $0.02, increased FFO by $0.06 per diluted share. These amounts were partially offset by the loss of previously anticipated rental revenue on terminated space in the first quarter of approximately $0.01 per diluted share, all resulting in a net increase to FFO of $0.05 per diluted share from lease terminations in the first quarter;

•

Realized gains totaling $11.0 million, net of an allocation of income attributable to noncontrolling interests, or $0.05 per diluted share, from the sale of equity investments in life science companies; and

•	A charge of approximately $9.9 million, or approximately $0.05 per diluted share, associated with the previously announced cessation of employment of one of the company’s executives;

•	AFFO for the quarter was $0.36 per diluted share. The company reported net income available to common stockholders for the quarter of approximately $17.3 million, or $0.08 per diluted share.

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 18 million rentable square feet. Additional information is available at www.biomedrealty.com.Follow us on Twitter @biomedrealty.

INVESTOR INFORMATION

MARCH 31, 2015

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at: www.biomedrealty.com

Board of Directors	Executive Leadership Team
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	John P. Bonanno
Chairman	Chairman, President and	Executive Vice President,	Executive Vice President,
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Development & Investments
William R. Brody, M.D., Ph.D.	Gary A. Kreitzer	Jonathan P. Klassen	James R. Berens
Gary A. Kreitzer	Executive Vice President, Director	Executive Vice President,	President
Theodore D. Roth	Greg N. Lubushkin	General Counsel	Wexford Science & Technology
Janice. L. Sears	Chief Financial Officer
M. Faye Wilson

Common Stock Data (NYSE: BMR)	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
High price	$25.11	$22.03	$22.62	$22.47	$20.89
Low price	$20.26	$19.87	$19.92	$19.94	$17.98
Average closing price	$22.97	$21.30	$21.73	$21.24	$19.72
Closing price	$22.66	$21.54	$20.20	$21.83	$20.49
Dividends per share - annualized	$1.04	$1.04	$1.00	$1.00	$1.00
Closing dividend yield - annualized	4.6%	4.8%	5.0%	4.6%	4.9%
Total common shares and units outstanding	208,968	202,847	202,860	197,931	197,908
Closing market value of outstanding shares and units	$4,735,215	$4,369,337	$4,097,785	$4,320,839	$4,055,134
Consolidated Debt	2,758,530	2,712,900	2,845,686	2,841,063	2,761,336

Total market capitalization	$7,493,745	$7,082,237	$6,943,471	$7,161,902	$6,816,470

Tentative Schedule for Quarterly Results
Second Quarter 2015	July 29, 2015
Third Quarter 2015	October 28, 2015
Fourth Quarter 2015	February 3, 2016
First Quarter 2016	May 4, 2016

EQUITY RESEARCH COVERAGE

MARCH 31, 2015

Cantor Fitzgerald	Evan Smith	(212) 915-1220	evan.smith@cantor.com

Cowen and Company	James Sullivan Tom Catherwood	(646) 562-1380 (646) 562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Michael Knott Kevin Tyler	(949) 640-8780 (949) 640-8780	mknott@greenst.com ktyler@greenst.com

Jefferies & Co.	Omotayo Okusanya	(212) 336-7076	tokusanya@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917) 368-2280 (917) 368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

Mizuho Securities	Richard Anderson	(212) 205-8445	richard.anderson@us.mizuho-sc.com

MLV & Co.	Paul Morgan Joe Ng	(415) 325-4187 (646) 412-7736	pmorgan@mlvco.com jng@mlvco.com

Morgan Stanley	Vikram Malhotra Landon Park	(212) 761-7064 (212) 761-6368	vikram.malhotra@morganstanley.com landon.park@morganstanley.com

Raymond James	Paul Puryear William Crow	(727) 567-2253 (727) 567-2594	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David Rodgers Stephen Dye	(216) 737-7341 (312) 609-5480	drodgers@rwbaird.com sdye@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Elizabeth Moran	(443) 224-1351 (443) 224-1353	bernsted@stifel.com morane@stifel.com

UBS Securities	Ross Nussbaum Nick Yulico	(212) 713-2484 (212) 713-3402	ross.nussbaum@ubs.com nick.yulico@ubs.com

Wells Fargo Securities	Brendan Maiorana Young Ku	(443) 263-6516 (443) 263-6564	brendan.maiorana@wachovia.com young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS

MARCH 31, 2015

(In thousands, except per share and ratio amounts)

	Three Months Ended					Year Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/14
Selected Operating Data:
Rental revenues	$117,520	$121,973	$122,838	$120,924	$120,026	$485,761
Other revenues	16,534	2,930	3,452	9,957	10,115	26,454
Total revenues	178,010	165,656	168,916	171,161	168,876	674,609
Net operating income - cash basis	116,423	111,048	113,309	115,700	113,958	454,015
Other income/(expense)	12,884	(184)	2,148	1,027	8,163	11,154
General and administrative expense	12,789	12,162	12,768	12,443	11,942	49,315
Interest expense, net	21,395	21,924	22,215	23,131	28,010	95,280
Capitalized interest	6,781	6,143	6,120	5,423	4,192	21,878
Operating margin	63.7%	67.2%	66.8%	66.7%	66.9%	66.9%
General and administrative expense / Total revenues	7.2%	7.3%	7.6%	7.3%	7.1%	7.3%
Net income available to common stockholders (1)	17,345	140,349	15,960	18,636	18,833	193,778
FFO - diluted (2)	85,259	73,157	83,695	83,378	83,383	323,612
CFFO - diluted (2)	85,723	74,117	84,182	84,512	84,633	327,443
AFFO - diluted (2)	75,361	56,567	72,742	67,210	79,400	275,918
Selected Balance Sheet Data:
Investments in real estate, gross	$6,517,174	$6,363,014	$6,473,731	$6,362,100	$6,070,981	$6,363,014
Investments in real estate, net	5,517,629	5,416,575	5,535,115	5,474,648	5,235,036	5,416,575
Cash and cash equivalents	64,958	46,659	33,864	39,004	59,121	46,659
Total assets	6,308,418	6,170,886	6,238,312	6,159,737	6,075,431	6,170,886
Total debt	2,758,530	2,712,900	2,845,686	2,841,063	2,761,336	2,712,900
Total liabilities	3,151,340	3,100,944	3,228,602	3,207,344	3,100,548	3,100,944
Profitability Measures:
Net income per share - diluted	$0.08	$0.70	$0.08	$0.10	$0.10	$0.98
FFO per share - diluted (2)	$0.41	$0.35	$0.40	$0.40	$0.40	$1.55
CFFO per share - diluted (2)	$0.41	$0.36	$0.40	$0.40	$0.41	$1.57
AFFO per share - diluted (2)	$0.36	$0.27	$0.35	$0.32	$0.38	$1.32
Dividend per share - common stock	$0.26	$0.26	$0.25	$0.25	$0.25	$1.01
CFFO payout ratio (3)	63.4%	72.2%	62.5%	62.5%	61.0%	64.3%
AFFO payout ratio (3)	72.2%	96.3%	71.4%	78.1%	65.8%	76.5%
CFFO payout ratio - proforma (3)	56.5%	68.4%	—	—	—	63.5%
AFFO payout ratio - proforma (3)	66.7%	89.7%	—	—	—	75.4%
Financial Ratios:
EBITDA (4)	$107,159	$229,158	$105,677	$104,445	$109,893	$549,173
Adjusted EBITDA (4)	120,950	102,167	107,180	106,091	113,077	428,515
Net Debt / Adjusted EBITDA (4)	5.5	6.5	6.5	6.6	5.9	6.2
Interest coverage	6.4	5.3	5.5	5.2	4.5	5.1
Fixed charge coverage	5.6	4.8	5.0	4.8	4.0	4.6
Debt / Total assets	43.7%	44.0%	45.6%	46.1%	45.5%	44.0%
Debt / Total gross assets	37.7%	38.1%	39.7%	40.3%	40.0%	38.1%
Debt / Total capitalization	36.8%	38.3%	41.0%	39.7%	40.5%	38.3%

(1)	For the three months ended December 31, 2014, amount includes $136.6 million related to the gain on sale of the Company’s 9911 Belward Campus Drive property in Rockville, Maryland.
(2)	For definitions and discussion of FFO, CFFO and AFFO, see page 37. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see pages 12 and 13.
(3)	See page 13 for detail of the CFFO and AFFO payout ratios.
(4)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 37. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, page 14.

GUIDANCE

MARCH 31, 2015

(Dollars in thousands)

FFO and CFFO Per Diluted Share Guidance
(low to high)
Projected Net Income per Diluted Share Available to Common Stockholders	$0.32 - $0.40
Add:
Real Estate Depreciation and Amortization	$1.28
Noncontrolling Interests in Operating Partnership	$0.01
Projected FFO and CFFO per Diluted Share	$1.61 - $1.69
Weighted-Average Common Shares - Diluted	209.3 million

Major Assumptions
GAAP Rental Revenues	$475,000 - $505,000
Interest Expense	$80,000 - $90,000
Capitalized Interest	$24,000 - $28,000
General & Administrative Expense	$49,000 - $51,000
Tenant Recovery Percentage	74% - 77%
BioMed Ventures Investment Gains, net (1)	$54,800
Termination Income, net (2)	$16,150
2015 FY Leasing
Gross Leasing - Operating Portfolio	2.0 - 2.2 million SF
Gross Leasing - Development Portfolio	150,000 - 250,000 SF
Total Gross Leasing	2.15 - 2.45 million SF
Net Absorption	250,000 - 500,000 SF
Same Store Assumptions
Q2 / Q3 2015 Cash NOI YOY Comparison	(6%) - (4%)
Q4 2015 Cash NOI YOY Comparison	(2%) - 0%
Capital Assumptions (3)
Dispositions	$50,000 - $75,000
Unsecured Bond Issuance (Second Half of 2015)	$250,000 - $400,000
2015 Future Development/Redevelopment Portfolio Funding Estimate (4)	$250,000 - $300,000
Operating Portfolio - Leasing Capital	$70,000 - $115,000
Signed Leases	$50,000 - $75,000
Speculative	$20,000 - $40,000

Note: The company’s 2015 FFO and CFFO estimates reflect the impact of previously announced new investments, including the acquisition of the 307 Westlake Avenue North building in Seattle and commencement of the i3 development in San Diego in the first quarter. The company continues to target new investment opportunities, including acquisitions and new development projects; however, the company’s 2015 FFO and CFFO estimates do not reflect the impact of any other future new investments (acquisitions or development), or related financing activity, as the impact of such investments may vary significantly based on the nature of these investments, timing and other factors. The foregoing estimates are forward-looking and reflect management’s view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates, acquisitions, development and redevelopment and the amount and timing of acquisitions, development and redevelopment activities. The company’s actual results may differ materially from these estimates.

(1)	Only includes the impact of gains recorded during the first quarter and additional gains realized since March 31, 2015 from the sale of investments in life science companies, net of an allocation of income attributable to noncontrolling interests.
(2)	Does not include the effect of any other revenue or income (or losses) that might arise from lease terminations other than the impact of lease termination revenue recorded during the three months ended March 31, 2015.
(3)	Represents the period covering April through December 2015.
(4)	Excludes capitalized interest and capitalized operating expenses.

PORTFOLIO SUMMARY

MARCH 31, 2015

		Current			Percent of			Weighted-
	Gross	Annualized		Rentable	Rentable	Leased		Average
	Book Value	Base Rent (1)	Buildings	Square Feet	Sq Ft	Square Feet	Leased %	Leased % (2)
	(In thousands)	(In thousands)
Operating portfolio
Boston	$1,808,727	$151,102	26	3,028,364	16.9%	2,605,297	86.0%	91.1%
San Francisco	865,510	61,186	30	2,913,194	16.3%	2,508,188	86.1%	87.6%
San Diego	772,153	61,295	40	1,918,547	10.7%	1,802,725	94.0%	93.0%
New York	404,673	43,366	15	1,491,927	8.3%	1,295,696	86.8%	89.5%
Maryland	551,969	49,636	20	1,732,683	9.7%	1,588,038	91.7%	92.8%
Pennsylvania
Philadelphia	176,651	13,594	2	489,098	2.7%	481,781	98.5%	97.7%
Suburban PA	87,299	6,299	6	404,442	2.3%	259,452	64.2%	59.0%
Seattle
Downtown Seattle	249,826	14,009	3	368,526	2.1%	312,434	84.8%	83.2%
Suburban Seattle	38,542	2,178	2	118,799	0.7%	97,966	82.5%	82.9%
North Carolina	186,059	14,532	5	858,328	4.8%	843,477	98.3%	98.9%
Cambridge, UK	161,472	15,859	11	472,234	2.6%	470,015	99.5%	99.5%
University Related (3)	440,869	44,274	14	1,773,415	9.9%	1,629,685	91.9%	90.8%

Total operating portfolio	$5,743,750	$477,330	174	15,569,557	86.9%	13,894,754	89.2%	90.7%
Active new construction
Boston	$39,134	$670	1	63,520	0.4%	14,511	22.8%	22.8%
San Francisco	33,009	11,830	2	360,000	2.0%	360,000	100.0%	100.0%
San Diego	46,322	—	3	316,000	1.8%	—	—	—
New York	160,109	13,369	2	297,000	1.7%	297,000	100.0%	100.0%
Seattle	24,842	2,160	1	122,702	0.7%	46,407	37.8%	37.8%
North Carolina	5,764	2,959	2	283,250	1.6%	167,947	59.3%	59.3%
Cambridge, UK	14,353	1,507	1	42,410	0.2%	42,410	100.0%	100.0%
University Related (3)	136,783	12,241	1	510,419	2.8%	505,683	99.1%	99.1%

Total active new construction	$460,316	$44,735	13	1,995,301	11.1%	1,433,958	71.9%	79.2%

Total Consolidated Portfolio	$6,204,066	$522,065	187	17,564,858	98.0%	15,328,712	87.3%	89.8%

Unconsolidated partnership portfolio (4)
Boston	$23,076	$15,997	2	282,217	1.6%	281,892	99.9%	99.9%
San Diego	11,793	2,037	1	72,863	0.4%	72,863	100.0%	100.0%
Maryland	109	—	—	—	—	—	—	—

Total unconsolidated partnership portfolio	$34,978	$18,034	3	355,080	2.0%	354,755	99.9%	99.9%

Total Portfolio	$6,239,044	$540,099	190	17,919,938	100.0%	15,683,467	87.5%	89.9%

Total Land bank	$313,108	—	—	6,898,000	—	—	—	—

Total Portfolio Including Land Bank	$6,552,152			24,817,938

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Calculated based on gross book value for each asset multiplied by the percentage leased.
(3)	Includes Wexford and BioMed properties not located in a core market. See pages 23- 26 for property listing.
(4)	See page 25 for detail of the unconsolidated partnership portfolio.

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2015

(In thousands)

	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Assets
Investments in real estate, net	$5,517,629	$5,416,575	$5,535,115	$5,474,648	$5,235,036
Investments in unconsolidated partnerships	34,978	35,291	36,275	32,440	31,461
Cash and cash equivalents	64,958	46,659	33,864	39,004	59,121
Accounts receivable, net	13,518	14,631	18,843	9,686	10,719
Accrued straight-line rents, net	164,049	163,716	183,904	181,705	178,114
Deferred leasing costs, net	219,549	219,713	224,824	236,848	189,527
Other assets	293,737	274,301	205,487	185,406	371,453

Total assets	$6,308,418	$6,170,886	$6,238,312	$6,159,737	$6,075,431

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$503,200	$496,757	$478,543	$456,034	$706,013
Exchangeable senior notes, net (1)	—	95,678	95,678	180,000	180,000
Unsecured senior notes, net	1,294,255	1,293,903	1,293,572	1,293,246	895,312
Unsecured senior term loans	741,626	749,326	755,876	764,106	760,066
Unsecured line of credit	226,000	84,000	229,000	155,000	226,000
Accounts payable, accrued expenses, and other liabilities	386,259	381,280	375,933	358,958	333,157

Total liabilities	3,151,340	3,100,944	3,228,602	3,207,344	3,100,548
Equity:
Stockholders’ equity:
Common stock	2,036	1,975	1,975	1,925	1,925
Additional paid-in capital	3,746,823	3,649,235	3,643,957	3,557,886	3,554,504
Accumulated other comprehensive loss, net	14,804	(2,214)	(20,915)	(24,088)	(19,973)
Dividends in excess of earnings	(681,564)	(645,983)	(675,763)	(642,360)	(612,864)

Total stockholders’ equity	3,082,099	3,003,013	2,949,254	2,893,363	2,923,592
Noncontrolling interests	74,979	66,929	60,456	59,030	51,291

Total equity	3,157,078	3,069,942	3,009,710	2,952,393	2,974,883

Total liabilities and equity	$6,308,418	$6,170,886	$6,238,312	$6,159,737	$6,075,431

(1)	During the first quarter 2015, 5,764,026 shares of common stock were issued in exchange for the remaining $95.7 million in aggregate principal of the Exchangeable Senior Notes.

CONSOLIDATED STATEMENTS OF INCOME

MARCH 31, 2015

(In thousands, except share and per share data)

	Three Months Ended					Year Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/14
Revenues:
Rental	$117,520	$121,973	$122,838	$120,924	$120,026	$485,761
Tenant recoveries	43,956	40,753	42,626	40,280	38,735	162,394
Other revenue	16,534	2,930	3,452	9,957	10,115	26,454

Total revenues	178,010	165,656	168,916	171,161	168,876	674,609

Expenses:
Rental operations	58,647	53,444	54,899	53,636	52,523	214,502
Depreciation and amortization	67,080	64,744	64,452	62,736	62,409	254,341
General and administrative	12,789	12,162	12,768	12,443	11,942	49,315
Executive severance	9,891	4,380	—	—	—	4,380
Acquisition-related expenses	464	960	487	1,134	1,250	3,831

Total expenses	148,871	135,690	132,606	129,949	128,124	526,369

Income from operations	29,139	29,966	36,310	41,212	40,752	148,240
Equity in net income/(loss) of unconsolidated partnerships	153	160	733	(10)	(138)	745
Interest expense, net	(21,395)	(21,924)	(22,215)	(23,131)	(28,010)	(95,280)
Gain on sale of real estate (1)	—	136,609	—	—	—	136,609
Other income/(expense)	12,884	(184)	2,148	1,027	8,163	11,154

Net income	20,781	144,627	16,976	19,098	20,767	201,468
Net income attributable to noncontrolling interests	(3,436)	(4,278)	(1,016)	(462)	(1,934)	(7,690)

Net income available to common stockholders	$17,345	$140,349	$15,960	$18,636	$18,833	$193,778

Net income per share available to common stockholders:
Basic earnings per share	$0.08	$0.71	$0.08	$0.10	$0.10	$0.99

Diluted earnings per share	$0.08	$0.70	$0.08	$0.10	$0.10	$0.98

Weighted-average common shares outstanding:
Basic	200,789,795	196,017,579	194,022,619	191,003,248	190,905,867	193,003,934

Diluted	206,536,148	208,528,196	199,574,893	196,800,354	196,545,536	207,232,960

(1)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.

BALANCE SHEET / INCOME STATEMENT DETAIL

MARCH 31, 2015

(In thousands)

	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Investment in equity securities, cost basis	$58,204	$53,708	$38,334	$30,250	$24,051
Unrealized gain on equity securities	71,662	48,341	22,001	18,451	26,335

Investment in equity securities, net	129,866	102,049	60,335	48,701	50,386
Restricted cash	24,019	30,057	8,297	9,096	11,190
Acquired above-market leases, net	10,692	11,207	12,197	13,262	14,380
Acquired below-market ground lease, net	24,669	24,975	25,256	25,575	21,865
Deferred loan costs, net	14,851	16,154	16,997	18,652	17,291
Lease incentives, net	23,790	24,414	23,907	19,988	19,135
Prepaid ground rent	18,333	18,380	18,380	18,206	—
Construction loan receivable, net (1)	—	—	—	—	191,280
Other	47,517	47,065	40,118	31,926	45,926

Other assets	$293,737	$274,301	$205,487	$185,406	$371,453

Security deposits	$14,312	$14,931	$14,766	$14,348	$13,833
Dividends and distributions payable	54,332	52,740	50,715	49,483	49,477
Accounts payable, accrued expenses and other liabilities	278,553	276,176	271,634	253,259	231,073
Derivative instruments	2,632	1,635	1,328	2,909	2,154
Acquired below-market leases, net	36,430	35,798	37,490	38,959	36,620

Accounts payable, accrued expenses and other liabilities	$386,259	$381,280	$375,933	$358,958	$333,157

	Three Months Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Lease termination revenue	$16,150	$2,801	$3,300	$1,023	$5,287
Construction loan revenue (2)	—	—	—	8,653	2,557
Other revenue	384	129	152	281	2,271

Other revenue	$16,534	$2,930	$3,452	$9,957	$10,115

Rental operations expenses	$44,904	$38,902	$39,359	$39,511	$38,039
Real estate taxes	13,743	14,542	15,540	14,125	14,484

Rental operations	$58,647	$53,444	$54,899	$53,636	$52,523

Non-cash adjustment for securities	$—	$—	$—	$(50)	$—
(Loss)/gain on derivative instruments	(170)	276	(190)	(270)	161
Other investment (loss)/gain	(292)	(708)	2,291	—	(1,319)
Realized gain on securities	13,704	1,551	681	546	9,322
Realized (loss)/gain on foreign currency transactions	(211)	(167)	(96)	100	29
Income tax (expense)/benefit	(147)	(1,136)	(538)	701	(30)

Other income/(expense)	$12,884	$(184)	$2,148	$1,027	$8,163

(1)	Represents funding of draws on a $355 million construction loan secured by first priority mortgages on a 1.1 million square foot laboratory, office and retail development project located in Boston, Massachusetts, which was repaid in May 2014 prior to maturity.
(2)	Construction loan revenue for the three months ended June 30, 2014 includes a prepayment fee of approximately $7.5 million, net of deferred loan fees write-offs.

FFO, CFFO AND AFFO (1)

MARCH 31, 2015

(In thousands)

	Three Months Ended					Year Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/14
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$17,345	$140,349	$15,960	$18,636	$18,833	$193,778
Adjustments:
Gain on sale of real estate (2)	—	(136,609)	—	—	—	(136,609)
Noncontrolling interests in operating partnership	457	3,782	429	514	521	5,246
Depreciation & amortization - unconsolidated partnerships	1,006	821	2,312	403	373	3,909
Depreciation & amortization - consolidated entities	67,080	64,744	64,452	62,736	62,409	254,341
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(812)	(847)	(699)	(599)	(441)	(2,586)

Funds from operations (FFO) - basic	$85,076	$72,240	$82,454	$81,690	$81,695	$318,079
Interest expense - exchangeable senior notes due 2030 (3)	183	917	1,241	1,688	1,688	5,533

FFO - diluted	$85,259	$73,157	$83,695	$83,378	$83,383	$323,612
Acquisition-related expenses	464	960	487	1,134	1,250	3,831

CFFO - diluted	$85,723	$74,117	$84,182	$84,512	$84,633	$327,443

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements (4)	(15,782)	(22,591)	(17,007)	(21,553)	(7,731)	(68,882)
Leasing commissions (5)	(3,556)	(2,078)	(1,741)	(1,929)	(1,910)	(7,658)
Loss/(gain) on derivative instruments	170	(276)	190	270	(161)	23
Non-cash adjustment for securities	—	—	—	50	—	50
Non-cash debt adjustments	2,790	2,950	2,850	3,106	2,942	11,848
Amortization of lease incentives	1,016	910	656	561	557	2,684
Depreciation included in general and administrative expense	844	771	848	757	740	3,116
Non-cash equity compensation	8,007	4,625	3,658	3,729	3,750	15,762
Straight line rents	(3,781)	(1,941)	(1,174)	(1,949)	(3,194)	(8,258)
Share of unconsolidated partnership adjustments (6)	46	281	218	18	18	535
Fair-value lease revenue	(471)	(506)	(184)	(442)	(285)	(1,417)
Adjustments for noncontrolling interests	355	305	246	80	41	672

AFFO - diluted	$75,361	$56,567	$72,742	$67,210	$79,400	$275,918

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(4)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. Excludes first generation tenant improvements. For definitions of recurring capital expenditures and first and second generation leases, see page 38.
(5)	Leasing commissions associated with obtaining new or renewal leases are recorded at cost and amortized on a straight-line basis over the terms of the respective leases for AFFO purposes.
(6)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

MARCH 31, 2015

(In thousands, except share, per share and ratio amounts)

	Three Months Ended					Year Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/14
FFO - basic	$85,076	$72,240	$82,454	$81,690	$81,695	$318,079
FFO - diluted	85,259	73,157	83,695	83,378	83,383	323,612
CFFO - diluted	85,723	74,117	84,182	84,512	84,633	327,443
AFFO - diluted	75,361	56,567	72,742	67,210	79,400	275,918
FFO per share - basic	$0.41	$0.36	$0.41	$0.41	$0.41	$1.59
FFO per share - diluted (2)	0.41	0.35	0.40	0.40	0.40	1.55
CFFO per share - diluted (2)	0.41	0.36	0.40	0.40	0.41	1.57
AFFO per share - diluted (2)	0.36	0.27	0.35	0.32	0.38	1.32
Dividends and distributions declared per common share (4)	$0.26	$0.26	$0.25	$0.25	$0.25	$1.01

CFFO payout ratio	63.4%	72.2%	62.5%	62.5%	61.0%	64.3%
AFFO payout ratio	72.2%	96.3%	71.4%	78.1%	65.8%	76.5%
CFFO payout ratio - proforma (5)	56.5%	68.4%	—	—	—	63.5%
AFFO payout ratio - proforma (5)	66.7%	89.7%	—	—	—	75.4%
AFFO payout ratio - proforma - trailing twelve months (5)	75.6%	74.8%	72.5%	75.2%	71.9%	75.4%
Weighted-average common shares and units outstanding diluted (3)	208,039,538	202,850,109	201,059,541	198,309,809	198,056,397	200,084,811
Dilutive effect of exchangeable senior notes due 2030 (2)	1,194,015	5,678,087	7,589,600	10,578,132	10,525,410	8,631,164

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	209,233,553	208,528,196	208,649,141	208,887,941	208,581,807	208,715,975

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 37.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the nterest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended March 31, 2015, September 30, 2014, June 30, 2014 and March 31, 2014 include 1,503,390, 1,484,648, 1,509,455 and 1,510,861 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share. The year ended December 31, 2014 includes 1,483,015 shares of unvested restricted stock which are considered anti-dilutive for purposes of calculating dilutive earnings per share. The three months ended December 31, 2014 include 1,427,056 shares of unvested restricted stock which are considered dilutive for purposes of calculating diluted earnings per share.
(4)	Excludes the special dividend of $0.30 per share paid on December 29, 2014 to stockholders of record as of the close of business on December 22, 2014.
(5)	Proforma excludes executive severance for the three months ended March 31, 2015 and December 31, 2014 and the year ended December 31, 2014.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

MARCH 31, 2015

(In thousands)

	Three Months Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$17,345	$140,349	$15,960	$18,636	$18,833
Interest expense, net	21,395	21,924	22,215	23,131	28,010
Interest expense - unconsolidated partnerships	186	184	200	240	238
Income tax expense/(benefit)	147	1,136	538	(701)	30
Depreciation & amortization - consolidated entities	67,080	64,744	64,452	62,736	62,409
Depreciation & amortization - unconsolidated partnerships	1,006	821	2,312	403	373

EBITDA	107,159	229,158	105,677	104,445	109,893
Noncontrolling interests	3,436	4,278	1,016	462	1,934
Non-cash adjustment for securities	—	—	—	50	—
Gain on sale of real estate (2)	—	(136,609)	—	—	—
Acquisition-related expenses	464	960	487	1,134	1,250
Executive severance	9,891	4,380	—	—	—

Adjusted EBITDA	$120,950	$102,167	$107,180	$106,091	$113,077

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.

RECONCILIATION OF NET OPERATING INCOME (1)

MARCH 31, 2015

(In thousands, except ratio amounts)

	Three Months Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Net income	$20,781	$144,627	$16,976	$19,098	$20,767
Equity in net (income)/loss of unconsolidated partnerships	(153)	(160)	(733)	10	138
Interest expense, net	21,395	21,924	22,215	23,131	28,010
Gain on sale of real estate (2)	—	(136,609)	—	—	—
Other (income)/expense	(12,884)	184	(2,148)	(1,027)	(8,163)

Income from operations	29,139	29,966	36,310	41,212	40,752
Depreciation and amortization	67,080	64,744	64,452	62,736	62,409
General and administrative	12,789	12,162	12,768	12,443	11,942
Executive severance	9,891	4,380	—	—	—
Acquisition-related expenses	464	960	487	1,134	1,250

Consolidated net operating income	$119,363	$112,212	$114,017	$117,525	$116,353

Revenues:
Rental	$117,520	$121,973	$122,838	$120,924	$120,026
Tenant recoveries	43,956	40,753	42,626	40,280	38,735
Other revenue (3)	16,534	2,930	3,452	9,957	10,115

Total revenues	178,010	165,656	168,916	171,161	168,876
Expenses:
Rental operations	58,647	53,444	54,899	53,636	52,523

Consolidated net operating income	$119,363	$112,212	$114,017	$117,525	$116,353

Consolidated net operating income - cash basis (4)	$116,423	$111,048	$113,309	$115,700	$113,958

Operating margin (5)	63.7%	67.2%	66.8%	66.7%	66.9%
Operating expense recovery (6)	75.0%	76.3%	77.6%	75.1%	73.7%

(1)	For a definition and discussion of net operating income, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	Includes lease termination income, see page 11 for detail.
(4)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense).
(5)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations) / (rental revenues + tenant recovery revenues)).
(6)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

SAME PROPERTY ANALYSIS

MARCH 31, 2015

(Dollars in thousands)

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Three Months Ended	3/31/15	3/31/15	3/31/15	3/31/15	3/31/15	3/31/15	3/31/15
Rentable square feet	14,600,098	—	14,600,098	2,329,606	635,154	—	17,564,858
Percent of total portfolio	83.1%	—	83.1%	13.3%	3.6%	—	100.0%
Percent leased	88.6%	—	88.6%	75.9%	98.7%	—	87.3%
Revenues:
Rental	$111,769	$—	$111,769	$2,227	$3,543	$(19)	$117,520
Tenant recoveries	40,894	2	40,896	658	2,229	173	43,956
Other revenues (6)	—	—	—	—	—	16,534	16,534

Total revenues	152,663	2	152,665	2,885	5,772	16,688	178,010
Expenses:
Rental operations	51,107	367	51,474	2,085	2,474	2,614	58,647

Net operating income / (loss)	$101,556	$(365)	$101,191	$800	$3,298	$14,074	$119,363
Less adjustments to cash basis (7)	(2,399)	—	(2,399)	(680)	(258)	397	(2,940)

Net operating income - cash basis	$99,157	$(365)	$98,792	$120	$3,040	$14,471	$116,423
Rental revenue - cash basis (8)	$108,282	$—	$108,282	$1,381	$3,286	$17	$112,966

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Three Months Ended	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14
Rentable square feet	14,600,098	429,485	15,029,583	802,305	—	—	15,831,888
Percent of total portfolio	92.2%	2.7%	94.9%	5.1%	—	—	100.0%
Percent leased	88.1%	100.0%	88.4%	70.7%	—	—	87.3%
Revenues:
Rental	$111,156	$2,846	$114,002	$7	$—	$6,017	$120,026
Tenant recoveries	37,724	675	38,399	(50)	—	386	38,735
Other revenues (6)	—	—	—	—	—	10,115	10,115

Total revenues	148,880	3,521	152,401	(43)	—	16,518	168,876
Expenses:
Rental operations	48,600	887	49,487	388	—	2,648	52,523

Net operating income / (loss)	$100,280	$2,634	$102,914	$(431)	$—	$13,870	$116,353
Less adjustments to cash basis (7)	(3,059)	737	(2,322)	153	—	(226)	(2,395)

Net operating income - cash basis	$97,221	$3,371	$100,592	$(278)	$—	$13,644	$113,958
Rental revenue - cash basis (8)	$106,477	$3,583	$110,060	$7	$—	$5,691	$115,758

Rental Revenues - GAAP basis	0.6%	—	-2.0%
Rental Revenues - Cash basis (8)	1.7%	—	-1.6%
NOI - GAAP basis	1.3%	—	-1.7%
NOI - Cash basis	2.0%	—	-1.8%

(1)	The Same Property portfolio includes properties in the operating portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.
(2)	Properties previously included in same property portfolio in prior year quarters that are now in the Land Bank, comprised of King of Prussia and Gateway Business Park II.
(3)	Development includes properties that were entirely or primarily under active new construction during the quarter for the current or prior year.
(4)	New Properties include properties that were not owned for the full quarter in the prior year.
(5)	Other includes legal entities performing corporate level functions and properties that were sold during, or in between the comparative periods, which includes revenue and operating expenses relating to 9911 Belward Campus Drive, which was sold on December 9, 2014.
(6)	Includes lease termination revenue of $16.2 million and $5.5 million for the three months ended March 31, 2015 and March 31, 2014, respectively.
(7)	Adjustments to cash basis exclude adjustments to expenses accrued in rental operations, but include straight line rents, fair-value lease revenue, lease incentive revenue, bad debt expense and other revenue (including lease termination revenue).
(8)	Represents rents on a “cash-on-cash” basis.

INTEREST EXPENSE & COVERAGE RATIOS (1)

MARCH 31, 2015

(In thousands, except ratio amounts)

	Three Months Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Mortgage notes payable	$6,220	$6,253	$6,156	$5,982	$11,593
Exchangeable senior notes	183	917	1,241	1,688	1,688
Unsecured senior notes	12,959	12,959	12,959	12,288	10,334
Unsecured senior term loan	1,653	1,717	1,785	1,791	1,995
Unsecured line of credit	1,577	1,786	1,793	2,112	2,076
Line of credit fees	450	460	460	471	563
Derivative instruments	844	860	895	923	859
Preferred returns	1,500	165	196	193	152

Interest expense - cash basis	$25,386	$25,117	$25,485	$25,448	$29,260

Non-cash interest expense:
Amortization of fair-value of debt acquired	(569)	(548)	(665)	(631)	(535)
Amortization of debt discounts	351	331	327	302	230
Amortization of deferred loan costs	1,214	1,433	1,451	1,707	1,509
Amortization of deferred interest costs	1,662	1,670	1,677	1,684	1,691
Amortization of put/call	132	64	60	44	47

Non-cash debt adjustments	2,790	2,950	2,850	3,106	2,942
Capitalized interest	(6,781)	(6,143)	(6,120)	(5,423)	(4,192)

Interest expense, net	$21,395	$21,924	$22,215	$23,131	$28,010

Interest coverage ratio
Adjusted EBITDA	$120,950	$102,167	$107,180	$106,091	$113,077
Interest expense:
Interest expense, net	21,395	21,924	22,215	23,131	28,010
Interest expense - unconsolidated partnerships	186	184	200	240	238
Amortization of deferred interest costs	(1,662)	(1,670)	(1,677)	(1,684)	(1,691)
Amortization of deferred loan costs	(1,214)	(1,433)	(1,451)	(1,707)	(1,509)
Amortization of debt discounts	(351)	(331)	(327)	(302)	(230)
Amortization of fair-value of debt acquired	569	548	665	631	535

Total interest expense	$18,923	$19,222	$19,625	$20,309	$25,353

Interest coverage ratio	6.4	5.3	5.5	5.2	4.5

Fixed charge coverage ratio
Adjusted EBITDA	$120,950	$102,167	$107,180	$106,091	$113,077
Fixed charges:
Interest expense, net	21,395	21,924	22,215	23,131	28,010
Interest expense - unconsolidated partnerships	186	184	200	240	238
Amortization of deferred interest costs	(1,662)	(1,670)	(1,677)	(1,684)	(1,691)
Amortization of deferred loan costs	(1,214)	(1,433)	(1,451)	(1,707)	(1,509)
Amortization of debt discounts	(351)	(331)	(327)	(302)	(230)
Amortization of fair-value of debt acquired	569	548	665	631	535
Principal payments	2,514	2,080	2,020	1,977	2,729

Total fixed charges	$21,437	$21,302	$21,645	$22,286	$28,082

Fixed charge coverage ratio	5.6	4.8	5.0	4.8	4.0

(1)	For a discussion of coverage ratios, see page 37.

CAPITAL STRUCTURE

MARCH 31, 2015

(Shares in thousands)

Consolidated Debt	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Mortgage notes payable, net	$503,200	$496,757	$478,543	$456,034	$706,013
Exchangeable senior notes, net	—	95,678	95,678	180,000	180,000
Unsecured senior notes, net	1,294,255	1,293,903	1,293,572	1,293,246	895,312
Unsecured senior term loans	741,626	749,326	755,876	764,106	760,066
Unsecured line of credit	226,000	84,000	229,000	155,000	226,000

Total Debt	2,765,081	2,719,664	2,852,669	2,848,386	2,767,391
Premium on consolidated debt, net	(6,551)	(6,764)	(6,983)	(7,323)	(6,055)

Total Consolidated Debt	$2,758,530	$2,712,900	$2,845,686	$2,841,063	$2,761,336

Equity	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Closing share price	$22.66	$21.54	$20.20	$21.83	$20.49
Total common shares and units outstanding	208,968	202,847	202,860	197,931	197,908

Total Equity Value	$4,735,215	$4,369,337	$4,097,785	$4,320,839	$4,055,134

Total consolidated debt	2,758,530	2,712,900	2,845,686	2,841,063	2,761,336

Total Market Capitalization	$7,493,745	$7,082,237	$6,943,471	$7,161,902	$6,816,470

	Three Months Ended
Summary of Common Shares	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Earnings per share
Weighted-average common shares outstanding	200,790	196,018	194,023	191,003	190,906
Weighted-average OP and LTIP units outstanding	5,405	5,405	5,405	5,405	5,410
Dilutive effect of performance units	341	—	147	392	229
Dilutive effect of restricted stock	—	1,427	—	—	—
Dilutive effect of exchangeable senior notes due 2030	—	5,678	—	—	—

Diluted common shares - EPS	206,536	208,528	199,575	196,800	196,545

Funds from operations
Weighted-average common shares outstanding	200,790	196,018	194,023	191,003	190,906
Weighted-average OP and LTIP units outstanding	5,405	5,405	5,405	5,405	5,410
Dilutive effect of performance units	341	—	147	392	229
Dilutive effect of restricted stock	1,503	1,427	1,485	1,509	1,511
Dilutive effect of exchangeable senior notes due 2030	1,194	5,678	7,590	10,579	10,526

Diluted common shares - FFO	209,234	208,528	208,649	208,888	208,582

DEBT SUMMARY

MARCH 31, 2015

(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,447	$398	$10,845	07/17
9901 Belward Campus Drive	5.64%	3.99%	12,864	488	13,352	07/17
100 College Street	2.40%	2.40%	91,882	—	91,882	08/16
4320 Forest Park Avenue	4.00%	2.70%	21,000	—	21,000	06/15
300 George Street	6.20%	4.91%	44,615	3,568	48,183	07/25
Hershey Center for Applied Research	6.15%	4.71%	12,803	1,239	14,042	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	54,548	1,475	56,023	12/18
Shady Grove Road	5.97%	5.97%	140,599	—	140,599	09/16
University of Maryland BioPark I	5.93%	4.69%	15,871	1,262	17,133	05/25
University of Maryland BioPark II	5.20%	4.33%	61,636	3,351	64,987	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,639	252	4,891	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	263	20,263	02/16

Total / Weighted-Average on Mortgage Notes Payable	5.09%	4.49%	490,904	12,296	503,200
Unsecured Fixed Rate Debt:
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(565)	399,435	04/16
Unsecured Senior Notes Due 2019	2.63%	2.72%	400,000	(2,016)	397,984	05/19
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,488)	248,512	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,676)	248,324	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (1)	1.58%	2.39%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (2)	1.90%	2.14%	148,030	—	148,030	03/17
Unsecured Senior Term Loan Due 2018 (3)	1.37%	1.67%	350,000	—	350,000	03/18
Unsecured Line of Credit (4)	1.27%	1.27%	226,000	—	226,000	03/18

Total / Weighted-Average on Consolidated Debt	3.31%	3.38%	$2,758,530	$6,551	$2,765,081

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	3.75%	3.70%	1,411	6	1,417	05/15
PREI Secured Loan (20%) (variable)	2.23%	2.23%	27,795	—	27,795	08/15

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	2.30%	2.30%	29,206	6	29,212

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	3.29%	3.37%	$2,787,736	$6,557	$2,794,293

(1)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.56% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.39% at March 31, 2015.
(2)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of $1.48 to £1.00 at the end of the quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.14% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(3)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2018 at 1.90% for three years, subject to adjustments based on the Company’s credit ratings.
(4)	Effective rate excludes facility fee of 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.

DEBT ANALYSIS

MARCH 31, 2015

(Dollars in thousands)

Credit Ratings	Rating		Outlook
Standard & Poors	BBB		Stable
Moody’s Investors Service	Baa2	(1)	Stable

	Principal	Percentage	Wtd. -Avg.	Wtd. - Avg.
Variable and Fixed Rate Debt	Balance	of Total	Stated Rate	Effective Rate
Fixed Rate Debt	$1,705,573	61.7%	4.39%	4.31%
Variable Rate Debt - Hedged
Unsecured Senior Term Loan Due 2017 - U.S. Dollar	$200,000	7.23%	1.58%	2.56%
Unsecured Senior Term Loan Due 2017 - GBP	148,030	5.35%	1.90%	2.14%
Unsecured Senior Term Loan Due 2018	200,000	7.23%	1.37%	1.90%

Subtotal / Weighted-Average on Variable Rate Debt - Hedged	$548,030	19.8%	1.59%	2.21%

Variable Rate Debt - Unhedged
Variable Rate Mortgages	$91,882	3.32%	2.40%	2.40%
Unsecured Senior Term Loan Due 2017 - U.S. Dollar	43,596	1.58%	1.58%	1.58%
Unsecured Senior Term Loan Due 2018	150,000	5.42%	1.37%	1.37%
Unsecured Line of Credit	226,000	8.17%	1.27%	1.27%

Subtotal / Weighted-Average on Variable Rate Debt - Unhedged	$511,478	18.5%	1.53%	1.53%

Total / Weighted-Average on Consolidated Debt	$2,765,081	100.0%	3.31%	3.38%

Total Consolidated Debt		3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Secured debt / Total gross assets		6.9%	7.0%	6.7%	6.5%	10.2%
Floating rate debt / Total debt		38.4%	33.7%	36.8%	33.6%	35.7%
Adjusted floating rate debt / Total debt (2)		18.5%	13.2%	17.0%	13.5%	15.2%
Unencumbered real estate / Total real estate		90.2%	85.7%	86.1%	86.3%	76.9%
Unencumbered CABR / Total CABR (3)		82.6%	82.9%	83.4%	83.2%	77.3%
Unsecured line of credit capacity		$674,000	$816,000	$671,000	$745,000	$674,000
Bond Covenants (4)	Requirements
Total outstanding debt / Total assets	Must be < 60%	38.6%	39.1%	40.7%	41.5%	40.8%
Secured debt / Total assets	Must be < 40%	7.0%	7.1%	6.8%	6.6%	10.4%
Consolidated income available for debt service / Annual debt service charge	Must be > 1.5X	4.5	4.2	4.3	4.0	3.6
Unencumbered assets / Unsecured debt - Notes due 2020	Must be > 150%	264%	260%	246%	240%	249%
Unencumbered assets / Unsecured debt - Notes due 2016, 2019 and 2022	Must be > 150%	263%	259%	244%	239%	247%

(1)	Investment grade corporate credit rating upgraded in April 2015 to Baa2 from Baa3.
(2)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 19 for more information.
(3)	For current annualized base rent (CABR) by market, see page 22.
(4)	For discussion on bond covenants, see page 38.

DEBT MATURITIES

MARCH 31, 2015

(In thousands)

Weighted-average debt maturity is 3.4 years for consolidated debt (excluding extension options).

	2015	2016	2017	2018	2019	Thereafter	Total
Consolidated debt:
Mortgage notes payable:
Principal amortization	$7,977	$10,760	$9,796	$9,852	$5,724	$35,472	$79,581
Maturity payments	21,000	249,531	22,510	37,952	—	80,330	$411,323

Total mortgage notes payable	28,977	260,291	32,306	47,804	5,724	115,802	490,904
Unsecured debt:
Unsecured senior notes due 2016	—	400,000	—	—	—	—	400,000
Unsecured senior notes due 2019	—	—	—	—	400,000	—	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	250,000
Unsecured senior notes due 2022	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	243,596	—	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	148,030	—	—	—	148,030
Unsecured senior term loan due 2018	—	—	—	350,000	—	—	350,000
Unsecured line of credit	—	—	—	226,000	—	—	226,000

Total unsecured debt	—	400,000	391,626	576,000	400,000	500,000	2,267,626
Total consolidated debt	$28,977	$660,291	$423,932	$623,804	$405,724	$615,802	$2,758,530

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	1,411	—	—	—	—	—	1,411
PREI secured loan (20%) (variable) (1)	27,795	—	—	—	—	—	27,795

Share of total unconsolidated partnership debt	$29,206	$—	$—	$—	$—	$—	$29,206

Total consolidated and share of unconsolidated partnership debt	$58,183	$660,291	$423,932	$623,804	$405,724	$615,802	$2,787,736

(1)	The maturity date of the PREI secured loan may be extended to August 2016 after satisfaction of certain conditions and payment of an extension fee.

MARKET SUMMARY

MARCH 31, 2015

		Current (1)			Expiration (2)			GAAP
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)			(In thousands)
Boston	2,901,700	$167,768	31.1%	$57.82	$179,328	28.6%	$61.80	$163,984	$56.51
San Francisco	2,868,188	73,015	13.5%	25.46	89,403	14.2%	31.17	76,876	26.80
San Diego	1,875,588	63,332	11.7%	33.77	78,661	12.5%	41.94	65,715	35.04
New York	1,592,696	56,735	10.5%	35.62	69,394	11.0%	43.57	60,087	37.73
Maryland	1,588,038	49,636	9.2%	31.26	58,388	9.3%	36.77	50,967	32.09
Pennsylvania	741,233	19,893	3.7%	26.84	24,593	3.9%	33.18	21,665	29.23
Seattle	456,807	18,348	3.4%	40.17	23,307	3.7%	51.02	19,654	43.02
North Carolina	1,011,424	17,491	3.2%	17.29	22,411	3.6%	22.16	21,111	20.87
Cambridge, UK	512,425	17,366	3.2%	33.89	17,366	2.8%	33.89	17,680	34.50
University Related (3)	2,135,368	56,515	10.5%	26.47	65,239	10.4%	30.55	59,366	27.80

Total portfolio / weighted-average	15,683,467	$540,099	100.0%	$34.44	$628,090	100.0%	$40.05	$557,105	$35.52

	Active New	Unconsolidated
	Construction	Partnership		Total Operating Portfolio
Percent Leased by Market	(4)	Portfolio (5)		3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Boston	22.8%	99.9%		86.0%	96.5%	99.2%	98.9%	98.9%
San Francisco	100.0%	—		86.1%	81.4%	83.7%	81.2%	82.2%
San Diego	—	100.0%		94.0%	93.6%	92.7%	92.5%	90.5%
New York	100.0%	—		86.8%	86.8%	86.8%	86.8%	84.6%
Maryland	—	—		91.7%	92.1%	95.4%	93.7%	92.8%
Pennsylvania	—	—		83.0%	75.9%	75.9%	71.2%	82.0%
Seattle	37.8%	—		84.2%	72.9%	69.7%	69.7%	69.3%
North Carolina	59.3%	—		98.3%	97.0%	92.9%	92.9%	92.1%
Cambridge, UK	100.0%	—		99.5%	99.5%	99.5%	99.5%	99.5%
University Related (3)	99.1%	—		91.9%	91.3%	91.2%	90.6%	83.6%

Total portfolio (6)	71.9%	99.9%		89.2%	89.6%	90.6%	89.9%	89.0%

Weighted-average leased % (7)	79.2%	99.9%		90.7%	91.6%	92.6%	92.0%	91.5%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	Includes Wexford and BioMed properties not located in a core market. See pages 23 - 26 for property listing.
(4)	See page 27 for detail of the consolidated portfolio and page 37 for definitions of terms.
(5)	See page 25 for detail of the unconsolidated partnership portfolio.
(6)	Calculated based on leased square feet divided by total square feet.
(7)	Calculated based on gross book value for each asset multiplied by the percentage leased.

PROPERTY LISTING

MARCH 31, 2015

		Excluded From	Rentable Square Feet			Leased
		Same Property	Land	Active New	Operating	Square	Percent Leased (1)
	Property	Analysis	Bank	Construction	Portfolio	Feet	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
	Boston
1	Albany Street		—	—	75,003	75,003	100.0%	100.0%	100.0%	100.0%	100.0%
2	320 Bent Street		—	—	195,198	195,137	100.0%	100.0%	100.0%	100.0%	100.0%
3	301 Binney Street		—	—	417,290	417,290	100.0%	79.7%	98.8%	96.7%	96.7%
4	301 Binney Street Garage		—	—	528 Stalls	524 Stalls	100.0%	100.0%	100.0%	100.0%	99.8%
5	210 Broadway		—	—	64,812	64,812	100.0%	100.0%	100.0%	100.0%	100.0%
6	Center for Life Science | Boston		—	—	704,159	704,159	100.0%	98.9%	98.9%	98.9%	98.9%
7	Charles Street		—	—	47,912	47,912	100.0%	100.0%	100.0%	100.0%	100.0%
8	320 Charles Street		—	—	99,513	99,513	100.0%	100.0%	100.0%	100.0%	100.0%
9	Coolidge Avenue		—	—	37,684	34,580	91.8%	91.8%	91.8%	91.8%	91.8%
10	21 Erie Street		—	—	48,627	28,019	57.6%	100.0%	100.0%	100.0%	100.0%
11	40 Erie Street		—	—	100,854	—	—	100.0%	100.0%	100.0%	100.0%
12	47 Erie Street Parking Structure		—	—	447 Stalls	124 Stalls	28.2%	73.2%	73.2%	72.0%	71.1%
13	Fresh Pond Research Park		—	—	90,702	89,176	98.3%	98.3%	98.3%	98.3%	98.3%
14	50 Hampshire Street		—	—	200,360	103,694	51.8%	100.0%	100.0%	100.0%	100.0%
15	60 Hampshire Street		—	—	41,257	35,703	86.5%	86.5%	86.5%	86.5%	86.5%
16	Kendall Crossing Apartments		—	—	37 Apts.	36 Apts.	97.3%	94.7%	97.6%	100.0%	91.2%
17	450 Kendall Street (Kendall G)	✓	—	63,520	—	14,511	22.8%	22.8%	—	—	—
18	500 Kendall Street (Kendall D)		—	—	349,325	346,535	99.2%	99.2%	98.5%	98.5%	98.2%
19	675 W. Kendall Street (Kendall A)		—	—	302,919	302,919	100.0%	100.0%	100.0%	100.0%	99.7%
20	Sidney Street		—	—	191,904	—	—	100.0%	100.0%	100.0%	100.0%
21	Vassar Street		—	—	60,845	60,845	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Boston		—	63,520	3,028,364	2,619,808	84.7%	95.0%	97.0%	96.7%	96.7%

	San Francisco
22	Ardentech Court		—	—	55,588	55,588	100.0%	100.0%	100.0%	100.0%	100.0%
23	Ardenwood Venture (2)		—	—	72,500	72,500	100.0%	100.0%	100.0%	83.2%	83.2%
24	Bayshore Boulevard		—	—	183,344	183,344	100.0%	100.0%	100.0%	100.0%	100.0%
25	Bridgeview Technology Park I		—	—	201,567	134,663	66.8%	52.9%	52.9%	52.9%	52.9%
26	Bridgeview Technology Park II		—	—	50,400	50,400	100.0%	100.0%	100.0%	100.0%	57.0%
27	550 Broadway Street		—	—	71,239	71,239	100.0%	100.0%	100.0%	100.0%	100.0%
28	Dumbarton Circle		—	—	44,000	44,000	100.0%	100.0%	100.0%	100.0%	100.0%
29	Gateway Business Park		770,000	—	121,405	76,272	62.8%	43.2%	82.2%	82.2%	82.2%
30	Industrial Road		—	—	175,144	175,144	100.0%	100.0%	100.0%	100.0%	100.0%
31	Kaiser Drive		—	—	87,953	71,215	81.0%	81.0%	81.0%	81.0%	81.0%
32	Lincoln Centre	✓	160,000	360,000	—	360,000	100.0%	100.0%	—	—	—
33	Pacific Industrial Center		—	—	305,026	263,624	86.4%	86.4%	85.9%	85.9%	82.7%
34	Pacific Research Center North		—	—	661,245	553,137	83.7%	79.2%	79.2%	79.2%	79.2%
35	Pacific Research Center South		400,000	—	423,246	296,525	70.1%	62.3%	62.3%	62.3%	62.3%
36	Science Center at Oyster Point		—	—	204,887	204,887	100.0%	100.0%	100.0%	100.0%	100.0%
37	Woodside Technology Park		—	—	255,650	255,650	100.0%	100.0%	100.0%	76.1%	100.0%

	Total San Francisco		1,330,000	360,000	2,913,194	2,868,188	87.6%	83.5%	83.7%	81.2%	82.2%

	San Diego
38	Balboa Avenue		—	—	35,344	35,344	100.0%	100.0%	100.0%	100.0%	100.0%
39	Bernardo Center Drive		—	—	61,286	61,286	100.0%	100.0%	100.0%	100.0%	100.0%
40	Coast 9		—	—	162,074	156,659	96.7%	84.6%	84.6%	84.6%	76.6%
41	4570 Executive Drive		—	—	125,219	125,219	100.0%	100.0%	100.0%	100.0%	100.0%
42	Faraday Avenue		—	—	28,704	28,704	100.0%	100.0%	100.0%	100.0%	100.0%

PROPERTY LISTING

MARCH 31, 2015

		Excluded From	Rentable Square Feet			Leased
		Same Property	Land	Active New	Operating	Square	Percent Leased (1)
	Property	Analysis	Bank	Construction	Portfolio	Feet	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
	San Diego (Continued)
43	Gazelle Court		—	—	176,000	176,000	100.0%	100.0%	100.0%	100.0%	100.0%
44	i3	✓	—	316,000	—	—	—	—	—	—	—
45	3525 John Hopkins Court		—	—	48,306	48,306	100.0%	100.0%	100.0%	100.0%	100.0%
46	3545-3575 John Hopkins Court		—	—	72,192	61,173	84.7%	84.7%	87.9%	87.2%	86.8%
47	6114-6154 Nancy Ridge Drive		—	—	196,557	196,557	100.0%	100.0%	100.0%	100.0%	100.0%
48	6122-6126 Nancy Ridge Drive		—	—	68,000	68,000	100.0%	100.0%	100.0%	100.0%	100.0%
49	6828 Nancy Ridge Drive		—	—	42,138	42,138	100.0%	100.0%	100.0%	100.0%	42.0%
50	Pacific Center Boulevard		—	—	66,745	66,745	100.0%	100.0%	100.0%	100.0%	100.0%
51	Road to the Cure		—	—	67,998	48,248	71.0%	100.0%	100.0%	100.0%	100.0%
52	San Diego Science Center		—	—	105,364	94,666	89.8%	83.5%	81.6%	79.9%	78.8%
53	10240 Science Center Drive		—	—	49,347	49,347	100.0%	100.0%	100.0%	100.0%	100.0%
54	10255 Science Center Drive		—	—	53,740	53,740	100.0%	100.0%	100.0%	100.0%	100.0%
55	Sorrento Plaza		—	—	31,184	31,184	100.0%	100.0%	100.0%	100.0%	100.0%
56	Sorrento Valley Boulevard		—	—	54,924	—	—	—	—	—	—
57	11388 Sorrento Valley Road		—	—	35,940	35,940	100.0%	100.0%	100.0%	100.0%	100.0%
58	Summers Ridge		—	—	—	—	100.0%	100.0%	100.0%	100.0%	100.0%
59	Torreyana Road		—	—	81,204	81,204	100.0%	100.0%	100.0%	100.0%	100.0%
60	9865 Towne Centre Drive		—	—	94,866	94,866	100.0%	100.0%	100.0%	100.0%	100.0%
61	9885 Towne Centre Drive		—	—	104,870	104,870	100.0%	100.0%	100.0%	100.0%	100.0%
62	Waples Street		—	—	50,055	40,746	81.4%	81.4%	43.9%	43.9%	43.9%
63	Wateridge Circle		—	—	106,490	101,783	95.6%	95.6%	95.6%	95.6%	95.6%

	Total San Diego		—	316,000	1,918,547	1,802,725	80.7%	93.6%	92.7%	92.5%	90.5%

	New York
64	Ardsley Park		50,000	—	207,855	185,905	89.4%	89.4%	89.4%	89.4%	100.0%
65	Graphics Drive		—	—	72,300	46,386	64.2%	64.2%	64.2%	64.2%	64.2%
66	Landmark at Eastview		273,000	—	800,671	652,304	81.5%	81.5%	81.5%	81.5%	81.7%
67	Landmark at Eastview II		—	—	360,520	360,520	100.0%	100.0%	100.0%	100.0%	100.0%
68	Landmark at Eastview III	✓	—	297,000	—	297,000	100.0%	100.0%	100.0%	100.0%	100.0%
69	One Research Way		—	—	50,581	50,581	100.0%	100.0%	100.0%	100.0%	—

	Total New York		323,000	297,000	1,491,927	1,592,696	89.0%	89.0%	89.0%	89.0%	87.3%

	Maryland
70	Beckley Street		—	—	77,225	77,225	100.0%	100.0%	100.0%	100.0%	100.0%
71	9900 Belward Campus Drive		—	—	49,317	41,816	84.8%	84.8%	84.8%	84.8%	65.3%
72	9901 Belward Campus Drive		—	—	57,152	57,110	99.9%	99.9%	99.9%	99.9%	99.9%
73	9920 Belward Campus Drive		—	—	51,181	51,181	100.0%	100.0%	100.0%	100.0%	100.0%
74	9704 Medical Center Drive		—	—	122,600	122,600	100.0%	100.0%	100.0%	100.0%	100.0%
75	9708-9714 Medical Center Drive		—	—	92,125	50,075	54.4%	54.2%	54.2%	17.4%	17.4%
76	1701 / 1711 Research Boulevard		—	—	104,743	104,743	100.0%	100.0%	100.0%	100.0%	100.0%
77	Shady Grove Road		500,000	—	635,058	635,058	100.0%	100.0%	100.0%	100.0%	100.0%
78	Tributary Street		—	—	91,592	91,592	100.0%	100.0%	100.0%	100.0%	100.0%
79	University of Maryland BioPark I		—	—	76,542	75,567	98.7%	98.7%	98.5%	98.5%	100.0%
80	University of Maryland BioPark II		—	—	235,333	221,566	94.1%	97.5%	98.0%	98.0%	93.7%
81	University of Maryland BioPark Garage		—	—	638 Stalls	638 Stalls	100.0%	100.0%	100.0%	100.0%	100.0%
82	50 West Watkins Mill Road		—	—	57,410	20,000	34.8%	34.8%	34.8%	34.8%	34.8%
83	55 / 65 West Watkins Mill Road		—	—	82,405	39,505	47.9%	47.9%	100.0%	100.0%	100.0%

	Total Maryland		500,000	—	1,732,683	1,588,038	91.7%	92.1%	95.4%	93.7%	92.8%

PROPERTY LISTING

MARCH 31, 2015

		Excluded From	Rentable Square Feet			Leased
		Same Property	Land	Active New	Operating	Square	Percent Leased (1)
	Property	Analysis	Bank	Construction	Portfolio	Feet	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
	Pennsylvania
84	George Patterson Boulevard		—	—	71,500	71,500	100.0%	100.0%	100.0%	100.0%	100.0%
85	Hershey Center for Applied Research		—	—	80,867	78,117	96.6%	95.7%	96.9%	94.9%	87.6%
86	3711 Market Street (3)		—	—	154,793	147,476	95.3%	96.2%	95.5%	95.5%	94.5%
87	3737 Market Street (4)	✓	—	—	334,305	334,305	100.0%	82.4%	82.4%	80.8%	80.8%
88	Phoenixville Pike		—	—	104,400	43,659	41.8%	41.8%	41.8%	37.5%	37.5%
89	Spring Mill Drive		—	—	76,561	66,176	86.4%	80.5%	80.5%	82.5%	82.5%
90	900 Uniqema Boulevard		—	—	11,293	—	0.0%	0.0%	0.0%	0.0%	0.0%
91	1000 Uniqema Boulevard		—	—	59,821	—	0.0%	0.0%	0.0%	0.0%	0.0%

	Total Pennsylvania		—	—	893,540	741,233	83.0%	75.9%	75.9%	74.8%	74.0%

	Seattle
92	Elliott Avenue		—	—	151,194	96,781	64.0%	64.0%	56.0%	56.0%	56.0%
93	500 Fairview Avenue	✓	—	122,702	—	46,407	37.8%	37.8%	20.5%	20.5%	0.0%
94	530 Fairview Avenue		—	—	101,118	100,501	99.4%	100.0%	100.0%	100.0%	100.0%
95	Monte Villa Parkway		—	—	51,000	30,167	59.2%	59.2%	59.2%	59.2%	59.2%
96	Westlake	✓	—	—	116,214	115,152	99.1%	—	—	—	—
97	217th Place		50,000	—	67,799	67,799	100.0%	62.9%	100.0%	62.9%	62.9%

	Total Seattle		50,000	122,702	487,325	456,807	74.9%	64.2%	57.5%	57.5%	69.3%

	North Carolina
98	Paramount Parkway		—	—	61,603	61,603	100.0%	100.0%	100.0%	100.0%	100.0%
99	Patriot Drive		—	—	48,394	48,394	100.0%	100.0%	100.0%	100.0%	83.8%
100	Piedmont Triad Research - Wake 90		—	—	475,742	460,891	96.9%	94.6%	87.3%	87.3%	87.4%
101	Wake 60	✓	—	283,250	—	167,947	59.3%	59.3%	—	—	—
102	Wake Forest Biotech Place		—	—	242,000	242,000	100.0%	100.0%	100.0%	100.0%	100.0%
103	Weston Parkway		—	—	30,589	30,589	100.0%	100.0%	100.0%	100.0%	100.0%

	Total North Carolina		—	283,250	858,328	1,011,424	88.6%	87.6%	92.9%	92.9%	92.1%

	Cambridge, UK
104	Granta Park		138,000	—	472,234	470,015	99.5%	99.5%	99.5%	99.5%	99.5%
105	430 Cambridge Science Park	✓	—	42,410	—	42,410	100.0%	100.0%	100.0%	100.0%	—

	Total Cambridge, UK		138,000	42,410	472,234	512,425	99.6%	99.6%	99.6%	99.6%	99.5%

	University Related
106	BRDG Park at Danforth Plant Science Center		—	—	109,731	99,386	90.6%	90.6%	90.6%	85.0%	83.1%
107	100 College Street (5)	✓	—	510,419	—	505,683	99.1%	99.1%	99.1%	99.1%	—
108	4320 Forest Park Avenue		—	—	152,403	152,403	100.0%	100.0%	100.0%	100.0%	100.0%
109	300 George Street (5)	✓	—	—	518,940	511,971	98.7%	98.7%	98.7%	98.7%	—
110	Heritage @ 4240	✓	—	—	185,207	166,623	90.0%	89.0%	89.0%	89.0%	64.6%
111	Innovation Research Park at ODU I		—	—	95,634	86,102	90.0%	90.0%	90.0%	90.0%	91.8%
112	Innovation Research Park at ODU II		—	—	95,634	79,072	82.7%	82.7%	82.7%	75.8%	75.0%
113	Trade Centre Avenue		—	—	78,023	78,023	100.0%	100.0%	100.0%	100.0%	100.0%
114	University of Miami Life Science & Technology Park		—	—	258,681	176,943	68.4%	64.7%	64.4%	64.9%	65.3%
115	University Tech Park at IIT		—	—	129,178	129,178	100.0%	100.0%	100.0%	100.0%	100.0%
116	Walnut Street		—	—	149,984	149,984	100.0%	100.0%	100.0%	100.0%	100.0%

	Total University Related		—	510,419	1,773,415	2,135,368	93.5%	93.0%	93.0%	92.5%	83.6%

	Total Consolidated Portfolio		2,341,000	1,995,301	15,569,557	15,328,712	87.3%	89.2%	90.2%	89.3%	88.7%

	Unconsolidated Partnership Portfolio
117	BioPark Fremont	✓	100,000	—	—	—	—	—	—	—	—
118	McKellar Court	✓	—	—	72,863	72,863	100.0%	100.0%	100.0%	100.0%	100.0%
119	350 E. Kendall Street Garage (Kendall F)	✓	—	—	1,409 Stalls	1,136 Stalls	100.0%	100.0%	100.0%	100.0%	100.0%
120	650 E. Kendall Street (Kendall B)	✓	—	—	282,217	281,892	99.9%	99.9%	99.9%	71.5%	71.5%

	Total Unconsolidated Partnership Portfolio		100,000	—	355,080	354,755	99.9%	99.9%	99.9%	77.3%	77.3%

	Land Bank (6)
121	Chesterfield	✓	274,000	—	—	—	—	—	—	—	—
122	Drexel	✓	2,271,000	—	—	—	—	—	—	—	—
123	Eccles Avenue	✓	265,000	—	—	—	—	—	—	—	—
124	Gateway Business Park II	✓	600,000	—	—	—	—	—	—	—	—
125	King of Prussia	✓	547,000	—	—	—	—	—	—	—	—
126	311 South Sarah	✓	300,000	—	—	—	—	—	—	—	—
127	University of Maryland BioPark III	✓	200,000	—	—	—	—	—	—	—	—

	Total Land Bank		4,457,000	—	—	—	—	—	—	—	—

	Total Portfolio		6,898,000	1,995,301	15,924,637	15,683,467	87.5%	89.4%	90.4%	89.1%	88.5%

(1)	Percentage leased excludes estimated square feet in the Land Bank.
(2)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(3)	The Company owns 60% of the limited liability company that owns the 3711 Market Street property.
(4)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.
(5)	The Company owns 93% of the limited liability companies that own the 100 College Street and 300 George Street properties.
(6)	Included in Land Bank estimates on page 27.

DEVELOPMENT AND REDEVELOPMENT

MARCH 31, 2015

(Dollars in thousands)

Active Development: Property	Market	Rentable Square Feet	Pre-Leased Square Feet	Percent Pre-Leased	Investment to Date (1)	Cost to Complete	Sub-Total	Capitalized Costs (2)	Estimated Total Investment (2)(3)	Estimated In-Service Date (4)
Active New Construction:
100 College Street	University Related	510,419	505,683	99.1%	$119,500	$71,500	$191,000	$—	$191,000	Q4 2015
i3	San Diego	316,000	—	—	36,700	129,900	166,600	14,900	181,500	Q3 2017
Landmark at Eastview III	New York	297,000	297,000	100.0%	123,900	45,000	168,900	7,600	176,500	Q4 2015
Lincoln Centre (5)	San Francisco	360,000	360,000	100.0%	28,400	105,600	134,000	15,700	149,700	Q3 2017 & Q3 2018
500 Fairview Avenue	Seattle	122,702	46,407	37.8%	17,100	49,900	67,000	7,500	74,500	Q1 2016
450 Kendall Street (Kendall G)	Boston	63,520	14,511	22.8%	33,000	21,000	54,000	4,000	58,000	Q2 2015
Wake 60 (6)	North Carolina	283,250	167,947	59.3%	9,200	44,100	53,300	2,000	55,300	Q3 2016
430 Cambridge Science Park	United Kingdom	42,410	42,410	100.0%	4,000	18,700	22,700	—	22,700	Q3 2015

Total / weighted-average		1,995,301	1,433,958	71.9%	$371,800	$485,700	$857,500	$51,700	$909,200

Active Redevelopment: Property	Market	Rentable Square Feet	Leased Square Feet	Percent Leased	Investment to Date (1)	Cost to Complete	Sub-Total	Capitalized Costs (2)	Estimated Total Investment (2)(3)	Estimated In-Service Date (4)
Active Redevelopment:
Sidney Street/40 Erie Street	Boston	292,758	—	—	$103,700	$74,000	$177,700	$11,300	$189,000	Q4 2015 - 2017

Estimated
Market	Land Bank
Pennsylvania	2,818,000
San Francisco	2,195,000
Maryland	800,000
New York	323,000
University Related	300,000
North Carolina	274,000
Cambridge, UK	138,000
Seattle	50,000

Total	6,898,000

(1)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but excludes any amounts accrued, and payroll, interest, ground rent. or operating expenses capitalized, through March 31, 2015.
(2)	Includes both already incurred and forecasted capitalized costs of interest, operating expenses, property taxes, payroll and ground rent.
(3)	Includes construction costs associated with speculative leasing.
(4)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the Same Property Portfolio one year subsequent to the in-service date.
(5)	Phase I of the project is comprised of 200,000 square feet and is estimated to be substantially completed in Q3 2017. Phase II comprising 160,000 square feet is estimated to be substantially completed in Q3 2018.
(6)	Investment through March 31, 2015 of $9.2 million is partially offset by $5.2 million in tax credit funding received. Estimated Total Investment is net of tax credit benefits.

CAPITAL EXPENDITURES

MARCH 31, 2015

(Dollars in thousands)

Capital Expenditures:		Three Months Ended
		3/31/15	12/31/14	9/30/14	6/30/14	3/31/14

Active new construction		$32,758	$68,155	$71,598	$69,488	$40,906
Tax credit funding receipts, net of deferred costs		—	(26,232)	—	(22,557)	—
Land bank		3,618	6,139	6,998	3,747	3,940
Active redevelopment		3,908	3,251	6,391	3,349	1,185
Tenant improvements - first generation (1)		14,534	10,386	13,304	8,614	9,175
Recurring capital expenditures and second generation tenant improvements (1) (2)		15,782	22,591	17,007	21,553	7,731
Other capital		153	3,217	5,729	3,095	6,906

Total capital expenditures		$70,753	$87,507	$121,027	$87,289	$69,843

Capitalized Interest:	Investment	Three Months Ended
	to Date (3)	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14

Active new construction	$371,800	$3,395	$2,634	$1,983	$2,043	$1,284
Active redevelopment	103,700	276	—	96	64	64
Recently delivered development projects (4)	28,160	129	373	738	282	592
Other portfolio improvements (5)	155,360	1,419	1,506	1,600	1,405	1,018
Land bank	183,007	1,562	1,630	1,703	1,629	1,234

Total	$842,027	$6,781	$6,143	$6,120	$5,423	$4,192

Average interest rate capitalized		3.95%	3.96%	3.97%	3.94%	4.64%

(1)	For definitions of first and second generation leases, see page 38.
(2)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. For a definition of recurring capital expenditures, see page 38.
(3)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but for Active New Construction and Active Redevelopment properties excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through March 31, 2015.
(4)	Includes Heritage @4240, 3737 Market Street and Piedmont Triad Research - Wake 90.
(5)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Active New Construction, Active Redevelopment or Land Bank during the three months ended December 31, 2014.

LEASE EXPIRATIONS

MARCH 31, 2015

The weighted-average remaining lease term is 8.3 years for the total portfolio.

			Current (1)			Expiration (2)			GAAP
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)			(In thousands)
Month-to-month	67,047	0.4%	$2,861	0.5%	$42.67	$3,333	0.5%	$49.71	$3,059	0.5%	$45.62
Second quarter 2015	196,977	1.3%	6,395	1.2%	32.47	6,413	1.0%	32.56	6,339	1.1%	32.18
Third quarter 2015	237,991	1.5%	6,949	1.3%	29.20	6,968	1.1%	29.28	6,571	1.2%	27.61
Fourth quarter 2015	60,875	0.4%	1,676	0.3%	27.53	1,676	0.3%	27.53	1,638	0.3%	26.91

2015	495,843	3.2%	15,020	2.8%	30.29	15,057	2.4%	30.37	14,548	2.6%	29.34
2016	886,820	5.7%	31,292	5.8%	35.29	32,015	5.1%	36.10	30,094	5.4%	33.93
2017	949,444	6.1%	28,780	5.3%	30.31	30,310	4.8%	31.92	27,565	4.9%	29.03
2018	1,896,097	12.1%	83,006	15.4%	43.78	85,817	13.7%	45.26	76,811	13.8%	40.51
2019	1,004,334	6.4%	28,311	5.2%	28.19	30,715	4.9%	30.58	28,726	5.2%	28.60
2020	1,049,623	6.7%	32,132	5.9%	30.61	35,936	5.7%	34.24	32,345	5.8%	30.82
2021	473,748	3.0%	17,120	3.2%	36.14	19,322	3.1%	40.79	17,586	3.2%	37.12
2022	326,525	2.1%	8,320	1.5%	25.48	10,022	1.6%	30.69	8,730	1.6%	26.74
2023	1,542,803	9.8%	62,347	11.5%	40.41	70,206	11.2%	45.51	63,393	11.4%	41.09
2024	627,032	4.0%	19,714	3.7%	31.44	23,451	3.7%	37.40	20,404	3.7%	32.54
Thereafter	6,364,151	40.5%	211,196	39.2%	33.19	271,906	43.3%	42.72	233,844	41.9%	36.74

Total / weighted-average	15,683,467	100.0%	$540,099	100.0%	$34.44	$628,090	100.0%	$40.05	$557,105	100.0%	$35.52

(1)	Current annualized base rent (CABR) is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	For a definition of “forward leased”, see page 38.

EXPIRATIONS BY MARKET

MARCH 31, 2015

	Leased Square Feet
Expiration	Boston	San Francisco	San Diego	New York	Maryland	Pennsylvania	Seattle	North Carolina	Cambridge, UK	University Related	Total
Month-to-month	—	1,500	12,843	6,230	8,610	444	—	—	1,038	36,382	67,047
2015	85,923	94,973	123,549	2,833	28,453	36,201	—	16,492	23,403	84,016	495,843
2016	106,973	246,012	54,497	115,603	31,069	25,834	12,124	30,589	1,103	263,016	886,820
2017	130,965	255,393	224,265	90,063	107,288	24,440	34,581	7,853	28,057	46,539	949,444
2018	1,147,276	99,067	352,249	82,124	61,336	14,389	—	15,117	—	124,539	1,896,097
2019	155,305	228,854	90,093	—	275,328	87,497	—	8,932	25,245	133,080	1,004,334
2020	210,705	251,199	66,739	34,371	175,785	118,727	1,744	19,261	136,434	34,658	1,049,623
2021	107,824	50,327	26,072	40,914	5,929	4,592	2,695	71,663	160,290	3,442	473,748
2022	17,040	197,726	20,235	27,524	4,599	7,311	1,733	—	—	50,357	326,525
2023	571,792	593,764	219,636	68,039	33,843	8,542	—	—	26,294	20,893	1,542,803
2024	75,903	—	—	232,049	11,120	—	34,980	23,932	64,617	184,431	627,032
Thereafter	291,994	849,373	685,410	892,946	844,678	413,256	368,950	817,585	45,944	1,154,015	6,364,151

Total	2,901,700	2,868,188	1,875,588	1,592,696	1,588,038	741,233	456,807	1,011,424	512,425	2,135,368	15,683,467

	Current Annualized Base Rent at Expiration (1)
Expiration	Boston	San Francisco	San Diego	New York	Maryland	Pennsylvania	Seattle	North Carolina	Cambridge, UK	University Related	Total
	(in thousands)
Month-to-month	$—	$14	$342	$13	$57	$12	$—	$—	$—	$2,896	$3,333
2015	3,581	1,975	4,272	29	861	932	3	334	952	2,117	15,057
2016	6,318	8,385	1,375	3,656	915	825	630	634	51	9,226	32,015
2017	5,685	6,194	8,087	2,687	3,203	748	1,405	133	997	1,173	30,310
2018	63,129	2,898	10,237	2,402	3,096	562	—	343	—	3,150	85,817
2019	7,886	5,941	2,708	—	7,448	2,017	—	217	1,103	3,395	30,715
2020	13,342	7,225	2,441	1,224	3,205	3,299	80	298	3,859	963	35,936
2021	8,348	984	970	757	240	124	84	1,829	5,888	98	19,322
2022	1,053	6,212	1,007	—	162	270	72	—	—	1,245	10,022
2023	44,355	9,833	11,017	2,397	722	279	—	—	915	688	70,206
2024	4,739	—	—	8,019	503	—	942	314	2,040	6,892	23,451
Thereafter	20,892	39,743	36,206	48,209	37,976	15,526	20,090	18,309	1,560	33,396	271,906

Total	$179,328	$89,403	$78,661	$69,394	$58,388	$24,593	$23,307	$22,411	$17,366	$65,240	$628,090

(1)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

FUTURE LEASE COMMENCEMENTS

MARCH 31, 2015

(Dollars in thousands)

	Annualized Base Rent (1)
	Operating		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
2Q15	$6,839	$10,905	$745	$670	$7,584	$11,574
3Q15	14,195	17,769	1,627	—	15,821	17,769
4Q15	5,112	3,272	26,713	23,752	31,825	27,024
2016	5,042	8,058	7,633	8,483	12,676	16,542
2017	—	—	7,751	6,572	7,751	6,572
2018	—	—	5,850	—	5,850	—
2019	—	—	—	5,258	—	5,258

	$31,189	$40,004	$50,319	$44,735	$81,508	$84,739

	Leased Square Feet (1)
	Operating		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
2Q15	261,840	447,744	14,511	14,511	276,351	462,255
3Q15	375,098	450,925	42,410	—	417,508	450,925
4Q15	156,520	180,141	707,411	707,411	863,931	887,552
2016	114,651	191,436	309,626	352,036	424,277	543,472
2017	—	—	200,000	200,000	200,000	200,000
2018	—	—	160,000	—	160,000	—
2019	—	—	—	160,000	—	160,000

	908,109	1,270,246	1,433,958	1,433,958	2,342,067	2,704,204

(1)	Current estimates of future lease commencement timing. Actual results may vary from current estimates. Excludes unconsolidated joint ventures.
(2)	The annualized GAAP monthly rent (GABR).
(3)	The annualized first monthly cash rent payment due (CABR).

20 LARGEST TENANTS

MARCH 31, 2015

BioMed’s properties were leased to 366 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration
1	Regeneron Pharmaceuticals, Inc. (2)	1,003,366	6.4%	41,868	$41.73	7.8%	Multiple
2	Beth Israel Deaconess Medical Center, Inc.	362,364	2.3%	26,823	74.02	5.0%	June 2023
3	GlaxoSmithKline plc (3)	635,058	4.0%	23,140	36.44	4.3%	May 2026
4	Sanofi (4)	418,003	2.7%	23,100	55.26	4.3%	Multiple
5	Vertex Pharmaceuticals Incorporated (5)	371,920	2.4%	21,337	57.37	4.0%	Multiple
6	Illumina, Inc. (6)	581,193	3.7%	21,071	36.25	3.9%	Multiple
7	Ironwood Pharmaceuticals, Inc.	311,702	2.0%	15,411	49.44	2.9%	January 2018
8	Children’s Hospital Corporation (7)	207,909	1.3%	15,354	73.85	2.8%	April 2023
9	Alexion Pharmaceuticals, Inc. (8)	413,545	2.6%	10,428	25.22	1.9%	Multiple
10	Wake Forest University (9)	540,117	3.4%	9,912	18.35	1.8%	Multiple
11	Baxter Healthcare Corporation	156,804	1.0%	9,095	58.00	1.7%	January 2027
12	Array BioPharma, Inc. (10)	228,007	1.5%	8,133	35.67	1.5%	Multiple
13	Yale University (11)	397,402	2.5%	8,027	20.20	1.5%	Multiple
14	Arena Pharmaceuticals, Inc.	264,557	1.7%	7,939	30.01	1.5%	May 2027
15	MedImmune, Inc. (12)	245,808	1.6%	7,920	32.22	1.5%	Multiple
16	Isis Pharmaceuticals, Inc. (13)	204,704	1.3%	7,268	35.50	1.3%	Multiple
17	Life Technologies Corporation	204,887	1.3%	7,040	34.36	1.3%	March 2028
18	Bristol-Myers Squibb Company (14)	237,435	1.5%	7,023	29.58	1.3%	Multiple
19	Momenta Pharmaceuticals, Inc.	104,678	0.7%	6,176	59.00	1.1%	August 2016
20	Penn Presbyterian Medical Center	269,238	1.7%	6,096	22.64	1.1%	August 2034

	Total / weighted-average (15)	7,158,697	45.6%	$283,161	$39.55	52.5%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Includes build-to-suit transaction to construct two new buildings pre-leased to Regeneron for a 15 year term totaling approximately 297,000 square feet at Landmark at Eastview. 2,833 square feet will expire in June 2015, 7,568 square feet in December 2016, 82,124 square feet in December 2018, 232,049 square feet in June 2024 and 678,792 square feet in June 2029.
(3)	The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK).
(4)	343,000 square feet expire July 2018 and 75,003 square feet expire September 2018.
(5)	81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 290,716 square feet expire April 2018, and 81,204 square feet expire December 2018.
(6)	28,057 square feet will expire in June 2017, 193,136 square feet in October 2023, 200,000 square feet in June 2032, and 160,000 square feet in June 2033.
(7)	This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.
(8)	3,134 square feet are currently month-to-month and 410,411 square feet expire November 2027.
(9)	242,000 square feet expire December 2027, 119,200 square feet expire March 2029, and 167,947 square feet expire in June 2031. Wake Forest University is the sole member of the tenant, Wake Forest University Health Sciences.
(10)	149,984 square feet expire July 2016 and 78,023 square feet expire August 2016.
(11)	9,330 square feet expire June 2015, 4,680 square feet expire in July 2015, 8,478 square feet expire May 2016, 10,578 square feet expire February 2018, 15,436 square feet expire August 2020, 20,143 square feet expire February 2022, 19,912 square feet expire May 2025, 4,796 square feet expire October 2025, 208,777 square feet expire April 2032 and 95,272 square feet expire February 2036.
(12)	24,437 square feet expire June 2015, 21,576 square feet expire December 2015, 39,505 square feet expire December 2022 and 160,290 square feet expire in December 2021.
(13)	176,000 square feet expire July 2031 and 28,704 square feet expire December 2031.
(14)	30,167 square feet expire April 2024, 194,108 square feet expire May 2025 and 13,160 square feet expire in July 2016.
(15)	Without regard to any renewal options.

LEASING ACTIVITY (1)

MARCH 31, 2015

	Leased Square Feet	Current Annualized Base Rent per Leased Sq Ft	GAAP Annualized Base Rent per Leased Sq Ft	Forward-Leased Square Feet	Current Annualized Base Rent per Forward- Leased Sq Ft	GAAP Annualized Base Rent per Forward- Leased Sq Ft
Leased Square Feet as of December 31, 2014	15,669,843			179,149
Acquisitions	115,152	$41.32	$46.25
Expirations	(137,441)	31.65	30.37
Terminations	(759,588)	40.67	37.10
Forward-lease delivery (2)	18,396	49.00	50.06	(18,396)	$49.00	$50.06
Renewals and extensions	84,392	32.96	33.25
New leases - 1st generation (2)	160,674	22.36	25.17
New leases - 2nd generation (2)	532,039	37.08	40.21	3,695	17.40	17.40

Leased Square Feet as of March 31, 2015	15,683,467			164,448

	Three Months Ended					Year Ended
Leased Square Feet	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/14
Renewals and extensions	84,392	219,817	277,313	319,067	173,117	989,314
New leases	696,408	656,157	380,433	493,152	307,332	1,837,074

Gross Leasing Activity	780,800	875,974	657,746	812,219	480,449	2,826,388

Expirations	(137,441)	(423,634)	(385,365)	(811,921)	(207,946)	(1,828,866)
Terminations	(759,588)	(9,189)	(106,629)	(167,249)	(58,742)	(341,809)
Forward-lease delivery (2)	18,396	—	103,192	117,378	8,554	229,124
Renewals and extensions	84,392	219,817	277,313	319,067	173,117	989,314
New leases - 1st & 2nd generation (2)	692,713	92,158	331,153	307,834	181,120	912,265
New leases - pre-leased (3)	—	563,999	—	55,084	—	619,083

Net Absorption (4)	(101,528)	443,151	219,664	(179,807)	96,103	579,111

Operating portfolio	(101,528)	(120,848)	219,664	(204,673)	10,628	(95,229)
Active redevelopment	—	—	—	—	—	—
Active new construction	—	563,999	5,492	24,866	85,475	679,832

Net Absorption (4)	(101,528)	443,151	225,156	(179,807)	96,103	584,603

Operating portfolio	780,800	311,975	652,254	787,353	394,974	2,146,556
Active redevelopment	—	—	—	—	—	—
Active new construction	—	563,999	5,492	24,866	85,475	679,832

Gross Leasing Activity	780,800	875,974	657,746	812,219	480,449	2,826,388

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definitions of first and second generation leases and forward-leases, see page 38.
(3)	For definitions of pre-leased leases, see page 38.
(4)	Net absorption is calculated as total square footage of new leases, renewals and extensions, and forward-lease deliveries, less expirations and terminated square feet for the given period.

LEASING DATA

MARCH 31, 2015

	Three Months Ended					Year Ended
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/14
Renewals and Extensions (1)
Number of renewals	16	14	14	16	10	54
Square feet	84,392	219,817	277,313	319,067	173,117	989,314
Percentage change - CABR (2)	6.4%	-5.5%	0.4%	-13.2%	9.1%	-1.5%
Percentage change - GABR (2)	11.4%	-1.5%	3.4%	-8.1%	17.0%	3.4%
Free rent months	3.4	1.1	—	0.2	—	2.8
Weighted-average lease term years	4.8	6.4	7.2	8.8	7.8	7.6
Tenant improvement costs per square foot (3)	$—	$8.78	$1.50	$1.05	$19.11	$6.06
Landlord costs per square foot (3)	0.93	0.87	0.18	1.27	0.47	0.74
Leasing commission costs per square foot (3)	1.55	4.61	1.46	2.17	3.80	2.80

Total tenant improvement, landlord and leasing commission costs psf	$2.48	$14.26	$3.15	$4.49	$23.38	$9.60

New Leases - 1st Generation (4)
Number of leases	9	5	12	16	13	46
Square feet	160,674	40,107	152,380	193,532	133,811	519,830
Free rent months	3.3	7.8	0.2	4.6	2.4	3.0
Weighted-average lease term years	12.6	9.4	9.5	8.5	12.9	10.0
Tenant improvement costs per square foot (3)	$45.04	$87.64	$62.99	$56.63	$60.47	$61.88
Landlord costs per square foot (3)	0.09	0.13	11.44	12.07	—	7.86
Leasing commission costs per square foot (3)	9.16	6.57	12.60	5.27	12.45	9.37

Total tenant improvement, landlord and leasing commission costs psf	$54.28	$94.35	$87.04	$73.97	$72.93	$79.11

New Leases - 2nd Generation (4)
Number of leases	24	11	21	28	36	96
Square feet	535,734	52,051	228,053	244,536	173,521	698,161
Percentage change - CABR (2)	-5.9%	66.0%	15.3%	-29.1%	-21.5%	-6.7%
Percentage change - GABR (2)	14.7%	50.4%	16.0%	-17.9%	-13.9%	-0.2%
Free rent months	1.5	0.4	5.8	0.8	4.7	3.4
Weighted-average lease term years	8.6	3.9	9.4	6.8	8.2	7.8
Tenant improvement costs per square foot (3)	$39.77	$23.59	$87.14	$37.34	$103.64	$69.06
Landlord costs per square foot (3)	4.67	34.82	1.40	2.40	—	3.05
Leasing commission costs per square foot (3)	10.77	5.16	12.19	9.59	5.88	9.19

Total tenant improvement, landlord and leasing commission costs psf	$55.21	$63.56	$100.74	$49.32	$109.51	$81.30

New Leases - Pre-Leased
Number of leases	—	4	—	3	—	7
Square feet	—	563,999	—	55,084	—	619,083
Free rent months	—	3.5	—	2.7	—	3.4
Weighted-average lease term years	—	14.6	—	12.1	—	14.4
Tenant improvement costs per square foot (3)	$—	$84.49	$—	$67.75	$—	$83.00
Landlord costs per square foot (3)	—	205.82	—	98.42	—	196.27
Leasing commission costs per square foot (3)	—	10.62	—	18.29	—	11.30

Total tenant improvement, landlord and leasing commission costs psf	$—	$300.94	$—	$184.46	$—	$290.57

Total
Number of leases and renewals	49	34	47	63	59	203
Square feet	780,800	875,974	657,746	812,219	480,449	2,826,388
Free rent months	2.0	2.9	2.1	1.6	2.4	2.2
Weighted-average lease term years	9.0	11.7	8.5	8.3	9.4	9.6
Tenant improvement costs per square foot (3)	$36.56	$62.02	$45.44	$29.74	$61.16	$48.74
Landlord costs per square foot (3)	3.32	134.81	3.21	10.77	0.17	45.27
Leasing commission costs per square foot (3)	9.44	8.60	7.76	6.24	6.96	7.45

Total tenant improvement, landlord and leasing commission costs psf	$49.32	$205.43	$56.42	$46.75	$68.29	$101.46

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Excludes retail leases, leases less than 5,000 square feet, and leases for space unoccupied for a period greater than 24 months.
(3)	Based on management estimates. Assumes all TI, landlord and commission costs are paid in the calendar year in which the lease is executed, which may be different than the year in which they are actually paid.
(4)	Includes forward-leasing activity and retained tenants that have relocated or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 38.

SQUARE FOOTAGE ROLLFORWARD

MARCH 31, 2015

(Dollars in thousands)

		Active New	Active
Rentable Square Footage	Operating	Construction	Redevelopment	Total
Rentable square footage as of December 31, 2014	15,846,213	1,679,301	—	17,525,514
Properties removed from operating portfolio	(55,098)	—	—	(55,098)
Acquisitions	116,214	—	—	116,214
Remeasurements	17,308	—	—	17,308
New ground-up development	—	316,000	—	316,000

Rentable square footage as of March 31, 2015	15,924,637	1,995,301	—	17,919,938

		Active New	Active
Leased Square Footage	Operating	Construction	Redevelopment	Total
Leased square footage as of December 31, 2014	14,235,885	1,433,958	—	15,669,843
Acquisitions	115,152	—	—	115,152
Expirations	(137,441)	—	—	(137,441)
Terminations	(759,588)	—	—	(759,588)
Renewals and extensions	84,392	—	—	84,392
New leases - 1st generation (1)	160,674	—	—	160,674
New leases - 2nd generation (1)	532,039	—	—	532,039
Forward-lease delivery (1)	18,396	—	—	18,396

Leased square footage as of March 31, 2015	14,249,509	1,433,958	—	15,683,467

		Active New	Active
Available Square Footage	Operating	Construction	Redevelopment	Total
Available square footage as of December 31, 2014	1,610,328	245,343	—	1,855,671
Properties removed from operating portfolio	(55,098)	—	—	(55,098)
Acquisitions	1,062	—	—	1,062
Remeasurements	17,308	—	—	17,308
New ground-up development	—	316,000	—	316,000
Net absorption	101,528	—	—	101,528

Available square footage as of March 31, 2015	1,675,128	561,343	—	2,236,471

(1)	For definitions of first and second generation leases and forward-leases, see page 38.

ACQUISITIONS

MARCH 31, 2015

Acquisitions Detail for 2015:			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
(In thousands)
First Quarter 2015
Westlake	Seattle	February 11, 2015	116,214	$89,700	99.1%

NON-GAAP FINANCIAL MEASURE DEFINITIONS

MARCH 31, 2015

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) losses from sales of real estate, (d) executive severance, and (e) acquisition-related expenses, and by subtracting from EBITDA gains from sales of real estate. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

MARCH 31, 2015

Property Status

Active Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Active New Construction

Represents properties that we are currently developing through ground up construction.

Land Bank

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development. Also includes properties that may be held for future development or are currently engaged in activities related to planning, entitlement or other preparations for future construction.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Pre-Leased

Leases on space classified as active new construction or, prior to execution, was included in the land bank and is expected to enter the Company’s operating portfolio at a future date.

Forward-Leased

Leases on space which is currently occupied and which are expected to commence upon vacancy of the existing tenants.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, April 23, 2014, and June 28, 2012, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.